FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund:

Total return on net asset value (“NAV”)1 was -4.0% during the third fiscal quarter2, reducing total return on NAV fiscal year-to-date to -4.2%. In addition, during the quarter the Fund, like many other closed-end income-oriented funds, saw the relationship between its market price and NAV swing from a premium to a discount, resulting in total return on market value of -14.2%. Clearly, this represented a setback in what had been a sustained period of positive returns for the preferred securities market. During the quarter, prices of all fixed-income securities, including preferred securities, declined and yields increased as markets reacted swiftly to expectations that the Federal Reserve might taper its quantitative easing earlier than anticipated.

Virtually all sectors of the fixed-income market turned in negative results during the quarter. U.S. Treasury 10-year notes and 30-year bonds experienced the largest declines with total returns of -4.6% and -6.5%, as their yields increased by 0.7% and 0.4%, respectively. Long-term corporate bonds performed moderately better than long-term U.S. Treasuries, with a total return of -4.7% for the Barclays Long U.S. Corporate Bond Index. Even including the impact of expenses and leverage, the Fund’s NAV performed as well as unlevered total returns on those other long-term segments of fixed-income markets.

The quarter began with the Federal Open Market Committee (“FOMC”) having just indicated that it might begin tapering the pace of its program of securities purchases sooner than the market was expecting. Longer-term interest rates moved higher with a fair amount of consistency throughout the quarter, as markets digested the news and adjusted expectations for future monetary policy actions. Markets are driven by expectations more than actual results, and while we believe the market priced in more risk than was justified based on the outlook for growth in the U.S. economy, uncertainty surrounding a potential change in policy outlook led investors to reduce portfolio duration substantially. At its September meeting, the FOMC surprised the market yet again by continuing its program of securities purchases without tapering its pace. Since then, we have seen some recovery in fixed-income markets. Although we do not expect long-term Treasury rates to decline significantly, interest-rate risk premiums still appear high, providing investors with some protection against eventual removal of highly accommodative monetary policy.

The preferred securities market was not immune to the change in outlook for interest rates and a desire by many investors to reduce duration in their portfolios. In many cases, spreads on preferred securities widened relative to Treasuries, adding to price declines already associated with higher rates. Retail preferred securities were particularly weak as we witnessed meaningful reductions in the sizes of preferred-securities exchange-traded funds—which had grown in size to represent about 9% of the retail market at the beginning of this quarter. Preferred securities issued in the early part of the year, most with very low coupons, were among the worst performers. Fortunately, we weren’t tempted by many of those new issues—much preferring the higher coupons available in the secondary market. Institutional preferred securities fared much better, and as they have a larger allocation in the portfolio they were partially responsible for limiting negative returns during the quarter.

Creditworthiness of most preferred-securities issuers continues to improve. Corporate earnings are growing at a moderate pace and corporate leverage remains low. Banks’ problem loans are declining, capital levels are healthy (especially in the U.S.) and new lending is slowly picking up. Rising home prices

[1]	Following the methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	June 1st—August 31st.

are bolstering consumer balance sheets and trimming foreclosure losses. These favorable credit developments should continue to benefit preferred securities.

While prices have fallen, market conditions for preferred securities remain healthy. Higher interest rates and wider spreads have resulted in a material slowdown in issuer redemptions. For the year, redemptions are still running ahead of new supply, with the preferred-securities market shrinking more than $10 billion, but the pace of redemptions slowed significantly this past quarter. A slowdown in issuer redemptions is always welcome news on the income side of the equation.

After a long wait, we now have largely final rules on the regulatory treatment of preferred securities issued by banks, foreign and domestic. Crafted in response to the financial crisis, new legislation and regulations shift loss burdens towards investors and away from taxpayers (government support). Under the new rules, banks will have an incentive to replace “debt-like” preferred securities with ones that have more characteristics of equity (deeper subordination, non-cumulative dividends, and no maturity date). The new rules include various implementation schedules, depending on the jurisdiction, with most being fully implemented within the next 3-8 years.

To conform to the new rules, we estimate U.S. banks will need to issue an additional $60 billion or more of new preferred stock. That is certainly a big number compared to $73 billion of currently outstanding bank preferred stock. While we think issuance will be manageable and spread out over several years, it will influence preferred securities’ prices when it happens. We are also likely to see more contingent capital issued in the coming years, as issuers look to fill different buckets of loss-absorbing capital required under the new rules. This market has so far been limited in size and breadth, but it is likely to grow and is part of the ongoing evolution of the broader subordinated capital market.

Looking ahead, moderate economic growth should provide a constructive environment for preferred-securities investors. We anticipate that economic growth will be fast enough to facilitate continued improvement in corporate and household balance sheets and better loan performance, while being slow enough to restrain inflation and keep monetary policy accommodative for some time. Spreads on preferred securities should recover as fears of further rapid increases in long-term interest rates recede and investors refocus on steadily improving credit conditions. Volatility is likely to remain elevated over the coming months, but we believe the preferred-securities market has priced in a good amount of risk related to the end of quantitative easing.

As always, we encourage you to visit the Fund’s website www.preferredincome.com.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

September 30, 2013

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2013 (Unaudited)

Fund Statistics

Net Asset Value	$22.49

Market Price	$21.15

Discount	5.96%

Yield on Market Price	8.85%

Common Stock Shares Outstanding	19,156,782

Moody’s Ratings	% of Net Assets†

A	2.3%

BBB	55.6%

BB	28.4%

Below “BB”	8.9%

Not Rated*	3.5%

Below Investment Grade**	25.3%

*	Does not include net other assets and liabilities of 1.3%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.6%

Citigroup	4.6%

Liberty Mutual Group	4.4%

MetLife	4.3%

HSBC PLC	4.1%

PNC Financial Services Group	3.6%

Prudential Financial	3.6%

Wells Fargo & Company	3.3%

Bank of America Corporation	3.1%

Barclays Bank PLC	3.1%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	48%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	29%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 97.0%
	Banking — 48.0%
11,750	AgStar Financial Services ACA, 6.75% Pfd., 144A****	$11,727,234	*(1)
103,166	Astoria Financial Corp., 6.50% Pfd., Series C	2,411,247	*(1)
	Banco Santander, S.A.:
296,121	Banco Santander, 10.50% Pfd., Series 10	7,972,318	**(1)(2)
	Bank of America:
$11,000,000	Bank of America Corporation, 8.00%	12,112,826	*(1)
$7,110,000	Bank of America Corporation, 8.125%	7,892,050	*(1)
20,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	502,050	(1)
	Barclays Bank PLC:
$9,062,000	Barclays Bank PLC, 6.278%	8,225,333	**(1)(2)
60,000	Barclays Bank PLC, 7.10% Pfd.	1,492,800	**(2)
$8,972,000	Barclays Bank PLC, 7.434%, 144A****	9,689,760	**(1)(2)
31,907	Barclays Bank PLC, 8.125% Pfd., Series 5	805,652	**(1)(2)
41,633	BB&T Corporation, 5.625% Pfd., Series E	894,693	*
$19,300,000	BNP Paribas, 7.195%, 144A****	19,155,250	**(1)(2)
	Citigroup:
$16,000,000	Citigroup, Inc., 5.90%	15,181,584	*
$4,325,000	Citigroup, Inc., 5.95%	4,114,156	*
391,500	Citigroup Capital XIII, 7.875% Pfd.	10,754,035	(1)
1,700	CoBank ACB, 6.25% Pfd., 144A****	173,772	*
33,550	First Niagara Financial Group, Inc., 8.625% Pfd.	934,159	*(1)
25,000	First Republic Bank, 6.20% Pfd.	574,220	*
	Goldman Sachs Group:
220,000	Goldman Sachs, 5.95% Pfd., Series I	5,025,636	*(1)
$7,500,000	Goldman Sachs, Capital I, 6.345% 02/15/34	7,197,495	(1)
	HSBC PLC:
$13,858,000	HSBC Capital Funding LP, 10.176%, 144A****	19,626,393	(1)(2)
$3,910,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	3,988,200
$1,100,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	1,117,855
63,800	HSBC USA, Inc., 6.50% Pfd., Series H	1,589,022	*
	ING Groep NV:
160,000	ING Groep NV, 6.375% Pfd.	3,665,600	**(1)(2)
38,082	ING Groep NV, 7.05% Pfd.	939,578	**(2)
3,201	ING Groep NV, 7.20% Pfd.	79,713	**(1)(2)
235,000	ING Groep NV, 7.375% Pfd.	5,940,800	**(1)(2)
	JPMorgan Chase:
$10,700,000	JPMorgan Chase & Company, 6.00%, Series R	10,218,500	*(1)
$18,000,000	JPMorgan Chase & Company, 7.90%, Series I	19,864,440	*(1)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
$14,022,000	Lloyds Banking Group PLC, 6.657%, 144A****	$12,830,130	**(1)(2)
$1,990,000	M&T Bank Corporation, 6.875%, 144A****	2,020,552	*
	Morgan Stanley:
5,721	Morgan Stanley Capital Trust III, 6.25% Pfd.	140,122
81,045	Morgan Stanley Capital Trust IV, 6.25% Pfd.	1,978,009	(1)
44,892	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	1,116,689	(1)
136,542	Morgan Stanley Capital Trust VII, 6.60% Pfd.	3,375,318	(1)
107,539	Morgan Stanley Capital Trust VIII, 6.45% Pfd. 04/15/67	2,652,987	(1)
	PNC Financial Services:
451,824	PNC Financial Services, 6.125% Pfd., Series P	11,513,605	*(1)
$11,748,000	PNC Financial Services, 6.75%	12,270,058	*(1)
$8,625,000	RaboBank Nederland, 11.00%, 144A****	11,230,026	(1)(2)
	Royal Bank of Scotland:
$4,825,000	RBS Capital Trust II, 6.425% 12/29/49	4,101,250	**(1)(2)
647,500	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	14,853,650	**(1)(2)
321,747	SunTrust Banks, Inc., 5.875% Pfd.	7,056,716	*
110,000	US Bancorp, 6.50%, Pfd.	2,877,193	*(1)
	Wells Fargo:
50,000	Wells Fargo & Company, 5.85% Pfd.	1,217,190	*
$18,000,000	Wells Fargo & Company, 7.98%, Series K	20,160,000	*(1)
$10,000,000	Zions Bancorporation, 7.20%, Series J	9,975,000	*

		313,234,866

	Financial Services — 2.4%
$3,780,000	American Express Co., 6.80% 09/01/66	4,051,215	(1)
$5,600,000	Charles Schwab Corporation, 7.00%	6,160,000	*(1)
	Deutsche Bank:
114,000	Deutsche Bank Contingent Capital Trust III, 7.60% Pfd.	3,001,620	**(1)(2)
8,103	Deutsche Bank Contingent Capital Trust V, 8.05% Pfd.	223,805	**(1)(2)
$2,000,000	General Electric Capital Corp., 7.125%, Series A	2,208,574	*(1)
8,500	HSBC Finance Corporation, 6.36% Pfd., Series B	199,686	*

		15,844,900

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 31.8%
	American International Group:
$4,000,000	AIG Life Holdings, Inc., 7.57%, 144A****	$4,680,000	(1)
$7,100,000	AIG Life Holdings, Inc., 8.125%, 144A****	8,502,250	(1)
$5,000,000	American International Group, Inc., 8.175% 05/15/58	5,887,500	(1)
$1,010,000	Aon Corporation, 8.205% 01/01/27	1,240,528
314,127	Arch Capital Group, Ltd., 6.75% Pfd., Series C	7,607,779	**(1)(2)
	AXA SA:
$7,550,000	AXA SA, 6.379%, 144A****	7,399,000	**(1)(2)
$8,950,000	AXA SA, 8.60% 12/15/30	10,628,125	(1)(2)
	Axis Capital Holdings:
4,300	Axis Capital Holdings Ltd., 5.50% Pfd.	85,624	**(2)
429,952	Axis Capital Holdings, 6.875% Pfd., Series C	10,426,336	**(1)(2)
41,000	Endurance Specialty Holdings, 7.50% Pfd.	1,026,291	**(2)
$988,000	Everest Re Holdings, 6.60% 05/15/37	985,530	(1)
	GWL&A Financial:
$2,200,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	2,271,500	(1)
	Liberty Mutual Group:
$17,950,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	20,283,500	(1)
$5,520,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	8,197,200	(1)
$13,000,000	Lincoln National Corporation, 7.00% 05/17/66	13,260,000	(1)
	MetLife:
$3,759,000	MetLife, Inc., 10.75% 08/01/39	5,582,115	(1)
$17,200,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	22,360,000	(1)
	PartnerRe:
64,279	PartnerRe Ltd., 6.50% Pfd.	1,532,656	**(2)
65,000	PartnerRe Ltd., 7.250% Pfd., Series E	1,644,500	**(2)
720,000	Principal Financial Group, 6.518% Pfd., Series B	18,052,200	*
	Prudential Financial:
$9,070,000	Prudential Financial Inc., 8.875% 06/15/38	10,974,700	(1)
$6,375,000	Prudential Financial, Inc., 5.875% 09/15/42	6,247,500	(1)
$6,930,000	Prudential Financial, Inc., 5.625% 06/15/43	6,514,200	(1)
	QBE Insurance:
$8,000,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	8,452,488	(1)(2)
$350,000	StanCorp Financial Group, 6.90% 06/01/67	350,875
288,323	W.R. Berkley Corporation, 5.625% Pfd.	6,189,949

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	XL Group PLC:
$17,080,000	XL Capital Ltd., 6.50%, Series E	$16,610,300	(1)(2)

		206,992,646

	Utilities — 5.2%
	Commonwealth Edison:
$2,000,000	COMED Financing III, 6.35% 03/15/33	1,900,000
10,400	Entergy Louisiana, Inc., 6.95% Pfd.	1,044,226	*
116,000	Integrys Energy Group, Inc., 6.00% Pfd.	2,849,250
	PPL Corp:
$19,500,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	20,198,412	(1)
$5,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,811,965
$2,000,000	Southern California Edison Co., 6.25%, Series E	2,099,032	*

		33,902,885

	Energy — 3.0%
$10,005,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	9,329,662	(1)
$4,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	4,480,880	(1)
	Enterprise Products Partners:
$1,630,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	1,814,555	(1)
$3,675,000	Enterprise Products Partners, 7.034% 01/15/68, Series B	4,083,112	(1)

		19,708,209

	Real Estate Investment Trust (REIT) — 6.0%
425,148	Alexandria Real Estate, 6.45% Pfd., Series E	10,024,990
	Duke Realty Corp.:
100,000	Duke Realty Corp, 6.50% Pfd., Series K	2,356,250
234,877	Duke Realty Corp, 6.60% Pfd., Series L	5,578,329
	Kimco Realty:
47,308	Kimco Realty Corporation, 6.00% Pfd., Series I	1,073,489
133,506	Kimco Realty Corporation, 6.90% Pfd., Series H	3,376,367	(1)
	National Retail Properties:
26,000	National Retail Properties, Inc., 5.70% Pfd., Series E	531,739
7,879	National Retail Properties, Inc., 6.625% Pfd., Series D	185,255

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks:
20,808	PS Business Parks, Inc., 5.70% Pfd., Series V	$438,841
396,651	PS Business Parks, Inc., 6.00% Pfd., Series T	8,547,829
72,606	PS Business Parks, Inc., 6.45% Pfd., Series S	1,691,829	(1)
12,180	PS Business Parks, Inc., 6.875% Pfd., Series R	300,968	(1)
185,100	Public Storage, 6.35% Pfd., Series R	4,534,950
6,335	Regency Centers Corporation, 6.625% Pfd.	149,706
8,313	Weingarten Realty Investors, 6.50% Pfd., Series F	206,527	(1)

		38,997,069

	Miscellaneous Industries — 0.6%
$4,430,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	3,953,775	(1)

		3,953,775

	Total Preferred Securities (Cost $657,213,731)	632,634,350

Corporate Debt Securities — 1.7%
	Banking — 1.5%
$6,556,000	Goldman Sachs Group, Inc., 6.75% 10/01/37, Sub Notes	6,786,194	(1)
$700,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	757,938
102,985	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,320,386	(1)

		9,864,518

	Financial Services — 0.2%
39,267	Affiliated Managers Group, Inc., 6.375% 08/15/42	923,619	(1)

		923,619

	Total Corporate Debt Securities (Cost $11,517,436)	10,788,137

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2013 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.0%

	BlackRock Liquidity Funds:
78,942	T-Fund	$78,942

	Total Money Market Fund (Cost $78,942)	78,942

Total Investments (Cost $668,810,109***)	98.7%		643,501,429

Other Assets And Liabilities (Net)	1.3%		8,419,503

Total Managed Assets	100.0%	‡	$651,920,932

Loan Principal Balance			(221,000,000)

Total Net Assets Available To Common Stock			$430,920,932

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2013, these securities amounted to $186,988,547 or 28.7% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $423,494,499 at August 31, 2013.
(2)	Foreign Issuer.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from May 29, 2013(2) through August 31, 2013 (Unaudited)

Value
OPERATIONS:
Net investment income	$5,809,484
Net realized gain/(loss) on investments sold during the period	(13,287)
Change in net unrealized appreciation/depreciation of investments	(25,308,680)

Net decrease in net assets resulting from operations	(19,512,483)

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(3)	(5,976,916)

Total Distributions to Common Stock Shareholders	(5,976,916)

FUND SHARE TRANSACTIONS:
Increase from Common Stock Transactions	457,267,943
Decrease due to Cost of Common Stock Offering	(957,629)

Net increase in net assets available to Common Stock resulting from Fund share transactions	456,310,314

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$430,820,915

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$100,017
Net increase in net assets during the period	430,820,915

End of period	$430,920,932

(1)

These tables summarize the period from May 29, 2013 through August 31, 2013 and should be read in conjunction with the Fund’s financial statements, including footnotes, in its Semi Annual Report dated May 31, 2013.

(2)	Commencement of operations.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from May 29, 2013(2) through August 31, 2013 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$23.83	(3)

INVESTMENT OPERATIONS:
Net investment income	0.30
Net realized and unrealized gain/(loss) on investments	(1.33)

Total from investment operations	(1.03)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.31)

Total distributions to Common Stock Shareholders	(0.31)

Net asset value, end of period	$22.49

Market value, end of period	$21.15

Common Stock shares outstanding, end of period	19,156,782

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	5.18	%*
Operating expenses including interest expense	1.29	%*
Operating expenses excluding interest expense	0.99	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	3	%**
Total managed assets, end of period (in 000’s)	$651,921
Ratio of operating expenses including interest expense to total managed assets	1.05	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.80	%*

(1)

These tables summarize the period from May 29, 2013 through August 31, 2013 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Semi Annual Report dated May 31, 2013.

(2)	Commencement of operations.
(3)	Net asset value at beginning of the period reflects the deduction of the sales load of $1.125 per share and offering cost of $0.05 per share paid by the shareholder from the $25.00 offering price.
*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
May 31, 2013	N/A	$23.76	$25.00	N/A
June 28, 2013	N/A	23.10	25.00	N/A
July 31, 2013	0.156	23.14	22.09	N/A
August 30, 2013	0.156	22.49	21.15	N/A

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2013, the aggregate cost of securities for federal income tax purposes was $668,810,109, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,186,657 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $26,495,337.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

• Level 1	–	quoted prices in active markets for identical securities
• Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
• Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2013 is as follows:

	Total Value at August 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$313,234,866	$212,204,241	$101,030,625	$—
Financial Services	15,844,900	11,793,685	4,051,215	—
Insurance	206,992,646	118,822,450	88,170,196	—
Utilities	33,902,885	23,047,662	10,855,223	—
Energy	19,708,209	6,295,435	13,412,774	—
Real Estate Investment Trust (REIT)	38,997,069	38,997,069	—	—
Miscellaneous Industries	3,953,775	—	3,953,775	—
Corporate Debt Securities	10,788,137	10,030,199	757,938	—
Money Market Fund	78,942	78,942	—	—

Total Investments	$643,501,429	$421,269,683	$222,231,746	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, securities with an aggregate market value of $19,155,250 were transferred into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $7,892,050 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent ––

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

August 31, 2013

www.preferredincome.com